UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 15, 2016
(Date of earliest event reported)

Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10

(Central Index Key Number 0001673542)

(Exact name of issuing entity)

UBS Real Estate Securities Inc.

(Central Index Key Number 0001541886)

Barclays Bank PLC

(Central Index Key Number 0000312070)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry into a Material Definitive Agreement.

The mortgage loan secured by the mortgaged property identified as “Hyatt Regency Huntington Beach Resort & Spa” on Exhibit B to the Pooling and Servicing Agreement (the “Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan”) is an asset of the Issuing Entity and is part of a whole loan (the “Hyatt Regency Huntington Beach Resort & Spa Whole Loan”) that originally included the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan as well as four pari passu promissory notes that were not included in the Issuing Entity (each, a “Hyatt Regency Huntington Beach Resort & Spa Companion Loan”). The Hyatt Regency Huntington Beach Resort & Spa Whole Loan are being serviced pursuant to the pooling and servicing agreement relating to the CGCMT 2016-C1 securitization and a co-lender agreement between the holders of the promissory notes comprising the Hyatt Regency Huntington Beach Resort & Spa Whole Loan (previously filed as Exhibit 4.11 to the Form 8-K dated May 10, 2016 under SEC File No. 333-206847-02) (the “Prior Agreement”). The holders of the promissory notes evidencing the Hyatt Regency Huntington Beach Resort & Spa Whole Loan have entered into an amendment of the Prior Agreement, dated as of July 15, 2016 and attached hereto as Exhibit 4.21, which amends the Prior Agreement to reflect the division of one Hyatt Regency Huntington Beach Resort & Spa Companion Loan into two pari passu promissory notes.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 4.21	Resizing Amendment, dated as of July 15, 2016, between Wells Fargo Bank, National Association, in its capacity as the CGCMT 2016-C1 Master Servicer, on behalf of the Note A-1-1 Holder, the Note A-1-2 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder and the Note A-5 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-3 Holder for purposes of Sections 1 and 2 of the Resizing Amendment, relating to the Hyatt Regency Huntington Beach Resort & Spa Whole Loan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 7/25/2016	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.21	Resizing Amendment, dated as of July 15, 2016, between Wells Fargo Bank, National Association, in its capacity as the CGCMT 2016-C1 Master Servicer, on behalf of the Note A-1-1 Holder, the Note A-1-2 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder and the Note A-5 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-3 Holder for purposes of Sections 1 and 2 of the Resizing Amendment, relating to the Hyatt Regency Huntington Beach Resort & Spa Whole Loan.	(E)